Exhibit 10.10
CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
REDACTED Version of Exhibit 10.10
Translation
CERTAIN INFORMATION (INDICATED BY ASTERISKS) IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
Service-Only Management Agreement
Signed on: August 1, 2008
Contract No.: CMS2008001

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
Entrusting Parties:
Xi’an Wanjiechangxin Medical Services Company Limited
Legal Representative: CAI Shijie
Chang’an Hospital (i.e., Chang’an Hospital Company Limited)
Legal Representative: CAI Shijie
Entrusted Party:
CMS Hospital Management Co., Ltd.
Legal Representative: YANG Jianyu
WHEREAS:
1.	The Entrusted Party has the largest tumor therapy-related medical network in Asia and expertise in operation and management of medical institutions;
2.	The Entrusting Parties aims to develop Chang’an Hospital to be one of top-tiered modernized hospitals in China with core competitiveness in tumor therapy and deliver attractive economic return and social benefits;
3.	The Board of Directors (please refer to Appendix A) of the Entrusting Parties and the shareholders’ meeting (please refer to Appendix B) have approved the resolutions, pursuant to which, all existing businesses in Chang’an Hospital will be entrusted to the Entrusted Party for operation and management;
NOW, THEREFORE, the Entrusting Parties and the Entrusted Party hereby agree as follows through friendly consultation in the principle of equality and mutual benefits:
1.	Definitions and Explanations

In the Contract, the following terms have meanings as below.

“Parties”: the Entrusting Parties and the Entrusted Party;

“Monthly Gross Revenue”: the gross operational revenue generated by Chang’an Hospital by month (before deduction of any cost);

“Annual Accounting”: the accounting conducted every full year (twelve months) starting from the date when the Entrusted Party was entrusted for operation and management;

“Annual Gross Revenue”: After Annual Accounting, the gross operational revenue generated by Chang’an Hospital in a continuous operating period for twelve months

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
(before deduction of any cost)

2.	Model of Entrusted Operation and Management

(1)	The Entrusted Party shall take over all existing businesses in Chang’an Hospital and conduct operation and management.

(2)	The Entrusted Party shall conduct operation and management activities in the name of Chang’an Hospital.

3.	Period for Entrusted Operation and Management

(1)	The Parties shall unanimously agree that the period for entrusted operation and management shall be in force since the effective date of this Contract until the 2nd Phase Construction Project of Chang’an Hospital is put in use (i.e. the business opening); if the 2nd Phase Construction Project of Chang’an Hospital is put in use prior to December 31, 2009, the period shall be in force since the effective date of this Contract until December 31, 2009.

(2)	Entrustment target: The Entrusted Party undertakes that it shall maintain and increase the value of the entrusted assets in the entrustment period, enhance Chang’an Hospital’s brand profile and social awareness, strengthen Chang’an Hospital’s internal management and its team stability, and deliver a rapid growth in revenue and profit, all of which shall pave the way for the development of the 2nd Phase.

4.	Matters under Entrusted Operation and Management

The Parties shall agree that the following matters be under the Entrusted Party’s operation and management.

(1)	All businesses within Chang’an Hospital’s business scope;

(2)	Chang’an Hospital’s internal administrative matters, including but not limited to financials, human resource, administration, etc.

5.	Fee and Bonus for Entrusted Operation and Management

(1)	The Parties unanimously agree that the management fee for the Entrusted Party shall be calculated as *** of Chang’an Hospital’s Monthly Gross Revenue and paid to the Entrusted Party on a monthly basis after monthly accounting.

(2)	Chang’an Hospital shall complete the monthly revenue accounting for the last month prior to the 15th of every month and with the recognition and consent from the Entrusted Party, it shall transfer the management fee to the account specified by the Entrusted Party within five days.

(3)	If the period lasts any one full year, Chang’an Hospital shall complete the Annual Accounting within 15 days and with the recognition and consent from the Entrusted Party, it shall provide the incentives for the Entrusted Party as set forth below.
a.	If the growth rate of Chang’an Hospital’s Annual Gross Revenue is less than

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
***, no bonus shall be provided for the Entrusted Party;
b.	If the growth rate of Chang’an Hospital’s Annual Gross Revenue exceeds ***, the bonus for the Entrusted Party shall be calculated as ***;
c.	The data of annual revenue and its growth rate shall be recognized by the Parties and be verified by an intermediary recognized by the Parties.
(4)	Upon the recognition of the Annual Accounting by the Parties, Chang’an Hospital shall transfer the bonus to the account specified by the Entrusted Party within 5 days.

(5)	If the Entrusted Party has any disagreement in the monthly accounting or the Annual Accounting, Chang’an Hospital shall coordinate with the Entrusted Party to review the accounting results within three days upon the receipt of the disagreement from the Entrusted Party. The accounting is subject to the results after review.

(6)	The Parties shall unanimously agree that the income related to the tumor business in the cooperation scope under the Framework Agreement (“Such Income”) shall not be included into the Monthly Gross Revenue and the Annual Gross Revenue. Therefore, Such Income shall be deducted from the revenue for last year when calculating the annual growth rate.

6.	The Parties’ Rights and Obligations

(1)	Chang’an Hospital’s Rights and Obligations
a.	It has the right to accredit representatives to take in the operational situation from time to time and the Entrusted Party shall coordinate with all one’s strength;

b.	It has the right to deal with the labor relationships and the service relationships of Chang’an Hospital’s employees but shall keep the Entrusted Party informed and consult the Entrusted Party’s opinions or advice;

c.	It has the obligation to handle all necessary approval and filing procedures to execute and perform the Contract;

d.	It has the obligation to start the handover of all businesses upon the effective date of this Contract and coordinate the Entrusted Party’s operation and management activities with all one’s strength;

e.	It has the obligation to conduct accounting and pay the management fee to the Entrusted Party pursuant to this Contract;

f.	In case of any change in the business scope or treatment and diagnosis programs in Chang’an Hospital or any cooperation with any third-party, it shall notify the

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
Entrusted Party immediately;

g.	Without the Entrusted Party’s consent, Chang’an Hospital shall not dispose any asset or equipment, provide any guarantee externally, entrust operation and management, lease medical equipment, conduct outbound investment, etc.
(2)	The Entrusted Party’s Rights and Obligations
a.	It has the right to carry out the management based on its philosophy and experience, on the premise of not violating any law, regulation or this Contract;

b.	It has the right to formulate new rules and regulations and has the right to revise, or suspend during the Contract Period the use of, Chang’an Hospital’s rules and regulations, provided that it is agreed by the Entrusting Parties;

c.	It has the right to provide opinions or advice regarding the labor relationships and the service relationships of Chang’an Hospital’s employees and Chang’an Hospital shall honor the Entrusted Party’s opinions or advice, if possible;

d.	It has the obligation to comply with China’s financial regulations and all operating income shall be placed in the accounts jointly designated by Chang’an Hospital and the Entrusted Party. It shall not establish any other account;

e.	Unless there is a written consent from Chang’an Hospital, it shall not dispose any asset of Chang’an Hospital in any form or purchase or lease any asset in the name of Chang’an Hospital;

f.	Unless there is a written consent from Chang’an Hospital, it shall not provide any guarantee in any form in the name of Chang’an Hospital for the Entrusted Party or any third party.
7.	The Parties’ Warranties and Undertakings
(1)	Xi’an Wanjiechangxin Medical Services Company Limited’s Warranties and Undertakings
a.	Xi’an Wanjiechangxin Medical Services Company Limited is duly incorporated and validly existing under the law and has obtained all necessary internal authorizations required for signing this Contract;

b.	Xi’an Wanjiechangxin Medical Services Company Limited has waived the right to rescind this Contract and the right to raise any disagreement with regard to the content, form, and (all or part of) effectiveness of this Contract.
(2)	Chang’an Hospital’s Warranties and Undertakings
a.	Chang’an Hospital is duly incorporated and validly existing under the law and

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
has obtained all necessary internal authorizations required for signing this Contract;

b.	Chang’an Hospital is able to obtain all necessary approvals, filings and other procedures to sign and perform this Contract to ensure that the full performance of this Contract would not be influenced by any incompleteness in procedure;

c.	The operational situation of Chang’an Hospital shall be maintained or improved before the handover to the Entrusted Party.
(3)	The Entrusted Party’s Warranties and Undertakings
a.	The Entrusted Party is duly incorporated and validly existing under the law and has obtained all necessary internal authorizations required for signing this Contract;

b.	The Entrusted Party’s operation and management will be legitimate and subject to Chang’an Hospital’s business scope;

c.	The Entrusted Party shall strictly keep Chang’an Hospital’s business secrets, and without Chang’an Hospital’s consent, it shall not disclose any of them to any third-party.
8.	Performance Deposit
(1)	The Entrusted Party shall transfer a performance deposit of RMB 15 million into the account held by Xi’an Century Friendship Medical Technology R&D Co., Ltd., an affiliate of Chang’an Hospital, within 15 working days upon the signing of this Contract.

(2)	Unless otherwise agreed by the Parties, Chang’an Hospital shall return the performance deposit to the Entrusted Party in full amount without interest within 15 days after the cancellation or termination of this Contract.
9.	Special Provisions

The 2nd Phase Construction Project of Chang’an Hospital shall be in the Entrusting Parties’s charge and bear no relationship with the scope of entrusted operation and management as provided herein. The Entrusting Parties shall ensure that debts or contingent debts related to the 2nd Phase Construction Project of Chang’an Hospital exert no influence on the Entrusted Party’s interests.
10.	Default Liabilities
(1)	If the Entrusted Party violates China’s financial regulations or establishes an unauthorized account, it shall be deemed as a fundamental breach by the Entrusted Party;

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
(2)	If the Entrusted Party changes Chang’an Hospital’s business scope or treatment or diagnosis programs without Chang’an Hospital’s consent, it shall be deemed as a fundamental breach by the Entrusted Party;

(3)	If the Entrusted Party disposes any asset in Chang’an Hospital or purchases or leases any asset in the name of Chang’an Hospital without Chang’an Hospital’s written consent, it shall be deemed as a fundamental breach by the Entrusted Party;

(4)	If the Entrusted Party provides any guarantee in the name of Chang’an Hospital for the Entrusted Party or any third party without Chang’an Hospital’s written consent, it shall be deemed as a fundamental breach by the Entrusted Party;

(5)	If Chang’an Hospital is subject to any penalty by relevant authorities caused by the Entrusted Party’s unlawful act, it shall be deemed as a breach by the Entrusted Party and the Entrusted Party shall assume corresponding legal liabilities and economic losses;

(6)	If the Entrusted Party fails to comply with this Contract on the performance deposit payment, it shall be deemed as a breach by the Entrusted Party. Any late payment shall be subject to an overdue penalty payable to Chang’an Hospital, calculated at a rate of 0.03% of the performance deposit amount for each day of delay;

(7)	If Chang’an Hospital fails to conduct accounting or pay the management fee on a timely basis, it shall be deemed as a breach by Chang’an Hospital. Any late payment shall be subject to an overdue penalty payable to the Entrusted Party, calculated at a rate of 0.03% of the management fee amount payable for each day of delay. Any delay of payment by 30 days shall be deemed as a fundamental breach by Chang’an Hospital;

(8)	If Chang’an Hospital refuses to conduct accounting or pay the management fee or bonus, it shall be deemed as a fundamental breach by Chang’an Hospital;

(9)	If the Entrusted Party has any disagreement in the accounting completed by Chang’an Hospital, and Chang’an Hospital fails to coordinate with the Entrusted Party to review the accounting results within the period specified herein, any delay of review shall be subject to an overdue penalty payable to the Entrusted Party, calculated at a rate of 0.03% of the management fee amount payable for each day of delay. Any delay of review by 30 days shall be deemed as a fundamental breach by Chang’an Hospital;

(10)	If Chang’an Hospital changes its business scope or treatment or diagnosis programs or cooperates with any third party, none of the Entrusting Parties’ interests shall be damaged. The Entrusted Party has the right to request Chang’an Hospital to enter into a supplementary agreement to this Contract within a specified period. If Chang’an Hospital refuses to negotiate or fails to enter into any agreement within a reasonable period under the Entrusted Party’s request, it shall be

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
deemed as a fundamental breach by Chang’an Hospital;

(11)	If upon signing this Contract, Chang’an Hospital disposes any asset or equipment, conducts outbound investment, entrusts operation or management, leases medical equipment, or provides any guarantee externally without the Entrusted Party’s consent, or the Entrusted Party finds that Chang’an Hospital has cooperated with any other third party before signing this Contract and has not disclosed it in full to the Entrusted Party, it shall be deemed as a fundamental breach by Chang’an Hospital;

(12)	If this Contract fails to be fully performed caused by any defect in the Entrusting Parties’ approvals, filings or internal authorization procedures, it shall be deemed as a breach by the Entrusting Parties, and the Entrusted Party may request the Entrusting Parties to complete all necessary procedures in a specified period, otherwise, it shall be deemed as a fundamental breach by the Entrusting Parties;

(13)	If Chang’an Hospital fails to return the performance deposit to the Entrusted Party pursuant to this Contract in time, any late payment shall be subject to an overdue penalty payable to the Entrusted Party, calculated at a rate of 0.03% of the performance deposit amount payable for each day of delay. Any delay of payment by 30 days shall be deemed as a fundamental breach by Chang’an Hospital;

(14)	If there is any fundamental breach by a party, the other party has the right to unilaterally terminate this Contract and claim the penalty from the default party. The amount and payment of the penalty shall be: if there is a fundamental breach by the Entrusted Party, the Entrusting Parties shall not be required to return the performance deposit to the Entrusted Party; if there is a fundamental breach by the Entrusting Parties, the performance guarantee shall be returned to the Entrusted Party in double;

(15)	If there is any breach by any one party in the Entrusting Parties, the other party in the Entrusting Parties shall assume the joint and several liabilities;

(16)	The payment of the penalty above shall not prejudice any other compensation for loss that the non-default party may claim against the default party.

11.	Expiration and Termination of Contract

(1)	This Contract can be terminated with mutual agreement of the Parties after negotiation;

(2)	If this Contract cannot be performed resulting from any policy change of the relevant authorities, the Parties shall further negotiate the cooperation model. If no agreement can be reached, this Contract shall be terminated automatically. The Entrusting Parties shall return the performance deposit to the Entrusted Party in full amount without interest within 5 days upon the termination of this Contract;

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
otherwise, the Entrusting Parties shall assume the default liability pursuant to this Contract. For the parts already performed in this Contract, the Entrusting Parties shall pay the management fee and bonus to the Entrusted Party pursuant to this Contract and shall assume the default liability for any payment delay or rejection pursuant to this Contract.

12.	Dispute Resolution

The Parties unanimously agree that Xi’an Wanjiechangxin Medical Services Company Limited hereby waives all litigation rights in connection with this Contract; any dispute arising out of this Contract or in connection with this Contract shall be settled by negotiation between Chang’an Hospital and the Entrusted Party. If any dispute cannot be settled by negotiation, it shall be judged by the court where the project is located.

13.	Effectiveness of Contract and Miscellaneous

(1)	The date when the following conditions are both satisfied shall be the effective date of this Contract:
a.	This Contract is duly signed by the legal representatives or the authorized representatives of the Entrusting Parties with official seals and duly signed by the authorized representative of the Entrusted Party;

b.	The Entrusted Party has paid the performance deposit.
(2)	The Parties agree that the performance deposit under this Contract shall be paid directly to the account held by Xi’an Century Friendship Medical Technology R&D Co., Ltd. and the Entrusted Party has the right to take in the situation of the performance deposit from time to time.
(3)	The Parties unanimously agree that the Entrusted Party can assign the liabilities, rights, and obligations under this Contract to any professional hospital management company affiliated to it. The Entrusted Party shall notify the Entrusting Parties of such assignment by letter and it is not required for the Entrusting Parties and the assignee to sign any further contract.
(4)	The Contract shall be delivered in six copies, which shall have equal legal validity, with two for each party, while the rest shall be used by the Entrusting Parties for filing procedures.
(5)	The Contract was signed on August 1st, 2008.

CONFIDENTIAL TREATMENT REQUESTED BY CONCORD MEDICAL SERVICES HOLDINGS LIMITED
Xi’an Wanjiechangxin Medical Services Company Limited (Seal)
Legal Representative / Authorized Representative: (Signature by CAI Shijie)
Chang’an Hospital (Chang’an Hospital Company Limited) (Seal)
Legal Representative / Authorized Representative: (Signature by CAI Shijie)
CMS Hospital Management Co., Ltd. (Seal)
Authorized Representative: (Signature by Yang Jianyu)